ELFUN FUNDS

Supplement Dated September 28, 2005

To Statement of Additional Information Dated April 30, 2005

The first sentence of the section entitled “Restricted Securities and Other Illiquid Investments” located on pages 11 is deleted in its entirety and replaced with the following:

The Tax-Exempt Fund and the Money Market Fund may each invest up to 5% of its assets in restricted securities.

The sixth sentence of the section entitled “Restricted Securities and Other Illiquid Investments” located on page 11 is deleted in its entirety and replaced with the following:

In no event, however, will any Fund’s investments in illiquid and restricted securities, in the aggregate, exceed 10% of its assets (5% in the case of the Tax-Exempt Fund).